UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 19, 2012

GT ADVANCED TECHNOLOGIES INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-34133	03-0606749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Trafalgar Square
Nashua, New Hampshire 03063
(Address of Principal Executive Offices, including  Zip Code)

(603) 883-5200
(Registrant’s Telephone Number, Including Area Code)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 19, 2012, GT Advanced Technologies Inc. (the “Company”) issued a press release reiterating its revenue and non-GAAP earnings per share guidance for calendar year 2012, updating the outlook for the quarter ending September 29, 2012, including the revenue and non-GAAP earnings per share guidance for such quarter, and the potential impact of tariff actions on Chinese photovoltaic modules in Europe.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press release issued September 19, 2012.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued September 19, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.

/s/ HOIL KIM
Date: September 19, 2012	Hoil Kim
Vice President, Chief Administrative Officer and General Counsel